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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 30, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

     (AS DEPOSITOR UNDER THE TRUST AGREEMENT, DATED AS OF DECEMBER 30, 1996,
        PROVIDING FOR THE ISSUANCE OF TRUST CERTIFICATES, SERIES 1996-6)


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                   333-14225           13-3439681
            --------                   ---------           ----------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

Seven World Trade Center
New York, New York                                           10048
------------------                                           -----
(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5635
                                                     --------------


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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates

         On December 30, 1996, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Trust Certificates, Series 1996-6 (the "Trust Certificates") was issued pursuant to the trust agreement attached hereto as Exhibit 4.1, dated as of December 30, 1996, among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor"), and Bankers Trust Company, as trustee. The Trust Certificates consist of thirty-one classes of certificates. The Trust Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund, consisting primarily of senior mortgage pass-through certificates (the "Underlying Certificates")(as defined therein). The Underlying Certificates represent a partial, senior interest in twelve separate trust funds consisting primarily of twelve separate pools of residential mortgage loans having original terms to maturity of up to 30 years. The Underlying Certificates have an aggregate principal balance as of December 30, 1996 of approximately $257,477,667.00. The Trust Certificates were sold by the Depositor to Salomon Brothers Inc ("Salomon"), an affiliate of the Depositor pursuant to an underwriting agreement dated December 30, 1996, between the Depositor and Salomon.




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                                       -3-


                  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreements.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



     Exhibit No.                     Description
     -----------                     -----------

         4.1 Trust Agreement, dated as of December 30, 1996, between Salomon Brothers Mortgage Securities VII, Inc., as Depositor, and Bankers Trust Company, as Trustee relating to Salomon Brothers Mortgage Securities VII, Inc., Trust Certificates, Series 1996- 6.





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SALOMON BROTHERS MORTGAGE
                                   SECURITIES VII, INC.

                                   By:       /s/ Gregory P. Petroski
                                      ---------------------------------
                                             Gregory P. Petroski
                                             Assistant Vice President


Dated:  December 30, 1996



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                                INDEX TO EXHIBITS
                                -----------------



                                                                   Sequentially
    Exhibit No.                              Description           Numbered Page
    -----------                              -----------           -------------

        4.1          Trust Agreement, dated as of December 30,           6
                     1996, between Salomon Brothers Mortgage
                     Securities VII, Inc., as Depositor, and
                     Bankers Trust Company, as Trustee relating to Salomon Brothers Mortgage Securities VII,
                     Inc., Trust Certificates, Series 1996-6.